                                                                    EXHIBIT 99.1


                             LETTER OF TRANSMITTAL

                             DEL MONTE CORPORATION

                               OFFER TO EXCHANGE
                             ALL OF ITS OUTSTANDING

                   9 1/4% SENIOR SUBORDINATED NOTES DUE 2011


                                      FOR


               SERIES B 9 1/4% SENIOR SUBORDINATED NOTES DUE 2011


          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933



              PURSUANT TO THE PROSPECTUS DATED SEPTEMBER 19, 2001



     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, OCTOBER 18, 2001, UNLESS THE EXCHANGE OFFER IS EXTENDED.


                               TO: EXCHANGE AGENT

                             BANKERS TRUST COMPANY



                     By Mail:                                  By Overnight Mail or Courier:
            BT Services Tennessee, Inc.                         BT Services Tennessee, Inc.
                Reorganization Unit                          Corporate Trust & Agency Services
                  P.O. Box 292737                                   Reorganization Unit
              Nashville TN 37229-2737                               648 Grassmere Road
                                                                    Nashville TN 37211

                            By Facsimile (for Eligible Institutions Only):
                                           FAX: 615-835-3701
                                    Confirm Facsimile by Telephone:
                                             615-835-3572


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


     The undersigned acknowledges receipt of the prospectus dated September 19, 2001 ("Prospectus"), of Del Monte Corporation, a New York corporation (the "Company"), relating to the offer by the Company, upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal and the instructions hereto (which together with the Prospectus and the instructions hereto constitute the "Offering Materials"), to exchange Series B 9 1/4% Senior Subordinated Notes due 2011 which have been registered under the Securities Act of 1933 ("Exchange Notes") for any and all of its outstanding 9 1/4% Senior Subordinated Notes due 2011 issued on May 15, 2001 ("Outstanding Notes"), at the rate of $1,000 principal amount of the Exchange Notes for each $1,000 principal amount of the Outstanding Notes (the "Offer").


     Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOXES.

     This Letter of Transmittal is to be used if the Outstanding Notes are to be physically delivered herewith, or if guaranteed delivery procedures are being used, pursuant to the procedures set forth under "The Exchange Offer" in the Prospectus. No alternative, conditional or contingent tender of Outstanding Notes will be accepted. A tendering holder, by execution of this Letter of Transmittal or facsimile hereof, waives all rights to receive notice of acceptance of such holder's Outstanding Notes for purchase.

     Holders of Outstanding Notes that are tendering by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") can execute the tender through ATOP. DTC participants that are accepting the Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then send an agent's message to the Depositary for its acceptance. Delivery of the agent's message by DTC will satisfy the terms of the Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the agent's message.

     Only Holders are entitled to tender their Notes in the Offer. Any financial institution that is a participant in the Book-Entry Transfer Facility's system and whose name appears on a security position listing as the record owner of Notes and who wishes to make book-entry delivery of such Outstanding Notes as described above must complete and execute a participant's letter (which will be distributed to participants by the book-entry transfer facility) instructing the book-entry transfer facility's nominee to complete and sign the proxy attached thereto. Persons who are beneficial owners of Notes but are not Holders and who seek to tender Outstanding Notes should (i) contact the Holder of such Outstanding Notes and instruct such Holder to tender on its behalf prior to the Expiration Time, (ii) obtain and include with this Letter of Transmittal Outstanding Notes properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder, together with a properly completed irrevocable proxy that authorizes such person to tender on behalf of such Holder, with signatures on the endorsement or bond power guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trading company having an office in the United States (each, an "Eligible Institution") or (iii) effect a record transfer of such Outstanding Notes from the Holder to such beneficial owner and comply with the requirements applicable to Holders for tendering Outstanding Notes. Persons who are beneficial owners of Outstanding Notes but are not Holders and who seek only to tender Outstanding Notes prior to the Expiration Time should (i) contact the Holder of such Outstanding Notes and instruct such Holder to tender on its behalf prior to the Expiration Time, (ii) obtain and include with this Letter of Transmittal Outstanding Notes properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder, together with a properly completed irrevocable proxy that authorizes such person to tender Outstanding Notes on behalf of such Holder prior to the Expiration Time, with signatures on the endorsement or bond power guaranteed by an Eligible Institution or (iii) effect a record transfer of such Outstanding Notes from the Holder to such beneficial owner and comply with the requirements applicable to Holders for tendering Outstanding Notes prior to the Expiration Time.


     If a "Registered Holder" (which term, for the purposes of this document, shall include the person in whose name the Outstanding Notes are registered on the Company's books and any participant tendering by book-entry transfer) desires to tender Outstanding Notes and such Outstanding Notes are not immediately available or time will not permit all documents required by the Offer to reach the Exchange Agent (or such Registered Holder is unable to complete the procedure for book-entry transfer on a timely basis) prior to 5:00 p.m., New York City time, on Thursday, October 18, 2001, unless the Offer is extended (the "Expiration Date") a tender may be effected in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Outstanding Notes -- Guaranteed Delivery Procedures." See Instruction 1.


     During any extension of the Offer, all Outstanding Notes previously tendered and not withdrawn or revoked pursuant to the Offer that have not been accepted for purchase will remain subject to the Offer and may be accepted thereafter for purchase by the Company.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Company the principal amount of the Outstanding Notes indicated below. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Outstanding Notes, and hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of the Company) with respect to such Outstanding Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to take such further action as may be required in connection with the delivery, tender and exchange of the Outstanding Notes.

     The undersigned acknowledges that this Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") that the Exchange Notes issued pursuant to the Offer in exchange for the Outstanding Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) a broker-dealer who purchased Outstanding Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) a person that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and, except for broker-dealers that have acquired the Outstanding Notes as a result of market making or other trading activities, prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. See Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) and "The Exchange Offer -- Resale of the Exchange Notes" in the Exchange Offer.

     THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE COMPANY RESERVES THE RIGHT NOT TO ACCEPT TENDERED OUTSTANDING NOTES FROM ANY TENDERING HOLDER IF THE COMPANY DETERMINES, IN ITS SOLE AND ABSOLUTE DISCRETION, THAT SUCH ACCEPTANCE COULD RESULT IN A VIOLATION OF APPLICABLE SECURITIES LAWS.

     The undersigned, if the undersigned is a beneficial holder, represents, or, if the undersigned is a broker, dealer, commercial bank, trust company or other nominee, represents that it has received representations from the beneficial owners of the Outstanding Notes (as defined in the Prospectus) stating that (i) the Exchange Notes to be acquired in connection with the Prospectus by the holder (as such term is defined in the Offer under the caption "The Exchange Offer -- Procedures for Tendering Outstanding Notes") and each beneficial owner of the Outstanding Notes are being acquired by the holder and each beneficial owner in the ordinary course of business of the holder and each beneficial owner, (ii) the holder and each beneficial owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (iii) the holder and each beneficial owner acknowledge and agree that any person participating in the Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in no-action letters that are discussed in the Prospectus under the caption "The Exchange Offer -- Resale of the Exchange Notes," (iv) that if the holder is a broker-dealer that acquired Outstanding Notes as a result of market making or other trading activities, it will deliver a prospectus in connection with any resale of Exchange Notes acquired in the Exchange Offer, (v) the holder and each beneficial owner understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulations S-K of the Securities Act and (vi) neither the holder nor any beneficial owner is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company except as otherwise disclosed to the Company in writing.

     In addition, if the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Outstanding Notes that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption "The Exchange Offer -- Conditions to the Offer," to terminate the Offer and, to the extent permitted by applicable law, purchase Outstanding Notes in the open market, in privately negotiate transactions or otherwise. The term of any such purchases or offers could differ from the terms set forth the Offering Materials.

     The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Offer, has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby, and that when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be reasonably necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby.

     The undersigned agrees that all authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

     The undersigned understands that tenders of the Outstanding Notes pursuant to any one of the procedures described under "The Exchange Offer -- Procedures for Tendering Outstanding Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Offer.

     The undersigned understands that by tendering Outstanding Notes pursuant to one of the procedures described in the Prospectus and the instructions thereto, the tendering holder will be deemed to have waived the right to receive any payment in respect of interest on the Outstanding Notes accrued up to the date of issuance of the Exchange Notes.

     The undersigned recognizes that, under certain circumstances set forth in the Offering Materials, the Company may not be required to accept for exchange any of the Outstanding Notes tendered. Outstanding Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

     Unless otherwise indicated under the box entitled "Special Exchange Instructions" below, please deliver Exchange Notes in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send Exchange Notes to the undersigned at the address shown below the signature of the undersigned. The undersigned recognizes that the Company has no obligation pursuant to the "Special Exchange Instructions" to transfer any Outstanding Notes from the name of the Registered Holder thereof if the Company does not accept for exchange any of the principal amount of such Outstanding Notes so tendered.

     THE UNDERSIGNED BY COMPLETING THE BOX "DESCRIPTION OF OUTSTANDING NOTES" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AND MADE CERTAIN REPRESENTATIONS DESCRIBED HEREIN AND IN THE EXCHANGE OFFER.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
             (SEE INSTRUCTIONS 1 AND 3 AND THE FOLLOWING PARAGRAPH)
             (IMPORTANT: ALSO COMPLETE SUBSTITUTE FORM W-9 HEREIN)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

Dated:
------------------------------ , 2001


If the holder(s) is/are tendering any Outstanding Notes, this Letter of Transmittal must be signed by the Registered Holder(s) as the name(s) appear(s) on the Outstanding Notes or on a security position listing or by person(s) authorized to become Registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.


Name(s):
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Tax Identification or
Social Security No(s).:
--------------------------------------------------------------------------------
                    (SEE INSTRUCTIONS 5 AND 6 AND COMPLETE SUBSTITUTE FORM W-9
                                              HEREIN)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by an Eligible Institution:

Authorized Signature:
--------------------------------------------------------------------------------

Printed Name:
--------------------------------------------------------------------------------

Title:
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:

Dated:
------------------------------ , 2001


IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE OUTSTANDING NOTES OR A NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule attached thereto. See Instruction 7. The minimum permitted tender is $1,000 principal amount of Outstanding Notes; all other tenders must be in integral multiples of $1,000.


---------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF OUTSTANDING NOTES
---------------------------------------------------------------------------------------------------------------------------
                      (i)                                  (ii)                    (iii)                     (iv)
      NAME(S) AND ADDRESS(ES) OF HOLDER(S)             CERTIFICATE          AGGREGATE PRINCIPAL        PRINCIPAL AMOUNT
           (PLEASE FILL IN, IF BLANK)                   NUMBER(S)            AMOUNT REPRESENTED            TENDERED
---------------------------------------------------------------------------------------------------------------------------

                                                 ------------------------------------------------------------------------

                                                 ------------------------------------------------------------------------

                                                 ------------------------------------------------------------------------

                                                 ------------------------------------------------------------------------
                                                 TOTAL
---------------------------------------------------------------------------------------------------------------------------

    (ii) and (iii) Need not be completed by Holders who tender by book-entry or in accordance with DTC's ATOP procedures for transfer.

  * Unless otherwise indicated in the column labeled "Principal Amount Tendered" and subject to the terms and conditions of the Offer, the undersigned will be deemed to have tendered the entire aggregate principal amount represented by the
    Outstanding Notes indicated in the column labeled "Aggregate Principal Amount Represented." See Instruction 8.
---------------------------------------------------------------------------------------------------------------------------



[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.



[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (See Instructions 1 and 3):


    Name(s) of Registered Holder(s):


    Date of Execution of Notice of Guaranteed Delivery:


    Name of Eligible Institution that Guaranteed Delivery:


[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
    TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE

    BOOK-ENTRY TRANSFER FACILITY MAY DELIVER NOTES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution:

    DTC Account Number:

    Date Tendered:

    Transaction Code Number:


[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.


    Name:

    Address:


     If delivery of Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, then tenders of Outstanding Notes must be effected in accordance with the procedures mandated by DTC and the procedures set forth in the Exchange Offer under the caption "The Exchange
Offer -- Procedures for Tendering Outstanding Old Notes."

                         SPECIAL EXCHANGE INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

     To be completed ONLY if Outstanding Notes in a principal amount not exchanged and/or Exchange Notes are to be registered in the name of or issued to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above.

     Issue and mail: (check appropriate box(es)):

[ ] Exchange Notes to:                                 [ ] Outstanding Notes to:

Name(s)
---------------------------------------------
                             (PLEASE TYPE OR PRINT)

---------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

---------------------------------------------------------

Address
----------------------------------------------

---------------------------------------------------------
                               (INCLUDE ZIP CODE)

---------------------------------------------------------
               EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                       (COMPLETE THE SUBSTITUTE FROM W-9)

                         SPECIAL EXCHANGE INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

     To be completed ONLY if Outstanding Notes in a principal amount not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than that shown in the box entitled "Descriptions of Outstanding Notes" on this Letter of Transmittal above.

     Mail or deliver: (check appropriate box(es)):

[ ] Exchange Notes to:                                 [ ] Outstanding Notes to:

Name(s)
---------------------------------------------
                             (PLEASE TYPE OR PRINT)

---------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

---------------------------------------------------------

Address
----------------------------------------------

---------------------------------------------------------
                               (INCLUDE ZIP CODE)

---------------------------------------------------------
               EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER

                   TO BE COMPLETED BY ALL EXCHANGING HOLDERS
                              (SEE INSTRUCTION 5)


     PAYEE'S NAME AND ADDRESS:



----------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                        PART 1 -- PLEASE PROVIDE YOUR TIN IN THE   TIN  _____________________________
 FORM W-9                          BOX AT RIGHT AND CERTIFY BY SIGNING AND    SOCIAL SECURITY NUMBER OR
DEPARTMENT OF THE TREASURY         DATING BELOW. If awaiting TIN, please      EMPLOYER IDENTIFICATION NUMBER
INTERNAL REVENUE SERVICE           check the box in Part 4 and complete the
PAYER'S REQUEST FOR TAXPAYER       "Certificate of Awaiting Taxpayer
 IDENTIFICATION NUMBER (TIN)       Identification Number" below.
----------------------------------------------------------------------------------------------------------------------------
 PART 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT"
 HERE (SEE INSTRUCTIONS) __________
----------------------------------------------------------------------------------------------------------------------------

 PART 3 -- CERTIFICATION -- Under penalties of perjury, I certify that: (1) The number shown on this form is my correct
 Taxpayer Identification Number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding (see enclosed guidelines), or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
----------------------------------------------------------------------------------------------------------------------------
 SIGNATURE DATE  _____________________ , 2001                                                         PART 4 --
                                                                                                       Awaiting TIN #
----------------------------------------------------------------------------------------------------------------------------


     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                       PART 4 OF THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty days, 31% of all reportable payments made to me thereafter will be withheld until I provide a Taxpayer Identification Number.



SIGNATURE: DATE: ________________________, 2001



NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU WITH RESPECT TO THE EXCHANGE NOTES THAT ARE ACQUIRED PURSUANT TO THE EXCHANGE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Delivery of this Letter of Transmittal and Outstanding Notes: Guaranteed Delivery Procedures. To be effectively tendered pursuant to the Offer, the Outstanding Notes, together with a properly completed Letter of Transmittal (or manually signed facsimile hereof) duly executed by the Registered Holder thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth on the front page of this Letter of Transmittal and tendered Outstanding Notes must be received by the Exchange Agent at such address at or prior to 5:00 p.m., New York City time, on the Expiration Date; provided, however, that book-entry transfers of Outstanding Notes may be affected in accordance with the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures For Tendering Outstanding Notes." If the beneficial owner of any Outstanding Notes is not the Registered Holder, then such person may validly tender such person's Outstanding Notes only by obtaining and submitting to the Exchange Agent a properly completed Letter of Transmittal from the Registered Holder. LETTERS OF TRANSMITTAL OF OUTSTANDING NOTES SHOULD BE DELIVERED ONLY BY HAND OR BY COURIER, OR TRANSMITTED BY MAIL, AND ONLY TO THE EXCHANGE AGENT AND NOT TO THE COMPANY OR TO ANY OTHER PERSON.

     THE METHOD OF DELIVERY OF OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER, AND IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IF OUTSTANDING NOTES ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     If a holder desires to tender Outstanding Notes and such holder's Outstanding Notes are not immediately available or time will not permit such holder to complete the procedures for book-entry transfer on a timely basis or time will not permit such holder's Letter of Transmittal and other required documents to reach the Exchange Agent on or before the Expiration Date, such holder's tender may be effected if:

          (a) such tender is made by or through an Eligible Institution;

          (b) on or prior to the Expiration Date, the Exchange Agent has received a facsimile transmission or letter from such Eligible Institution setting forth the name and address of the holder of such Outstanding Notes, the certificate number(s) of such Outstanding Notes (except in the case of book-entry tenders) and the principal amount of Outstanding Notes tendered and stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, a duly executed Letter of Transmittal, or facsimile thereof, together with the certificate representing the Outstanding Notes, unless the book-entry transfer procedures are to be used, and any other documents required by this Letter of Transmittal and Instructions, will be deposited by such Eligible Institution with the Exchange Agent; and

          (c) this Letter of Transmittal, or a manually signed facsimile hereof, and Outstanding Notes, in proper form for transfer (or a book-entry confirmation with respect to such Outstanding Notes), and all other required documents are received by the Exchange Agent within three business days after the Expiration Date.

     2. Withdrawal of Tenders. Tendered Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must (i) be timely received by the Exchange Agent at its address set forth on the first page of this Letter of Transmittal before the Exchange Agent receives notice of acceptance from the Company, (ii) specify the name of the person who tendered the Outstanding Notes, (iii) contain the description of the Outstanding Notes to be withdrawn, the certificate number(s) of such Outstanding Notes (except in the case of book-entry tenders) and the aggregate principal amount represented by such Outstanding Notes or a Book-Entry Confirmation with respect to such Outstanding Notes, and (iv) be signed by the holder of such Outstanding Notes in the same manner as the original signature appears on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Outstanding Notes. The signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution (as defined in Instruction 3 of this Letter of Transmittal) unless such Outstanding Notes have been tendered (i) by a Registered Holder of Outstanding Notes who has not completed either the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or
(ii) for the account of an Eligible Institution. If the Outstanding Notes have been tendered pursuant to the procedure for book-entry tender set forth under the caption "The Exchange Offer -- Procedures for Tendering Outstanding Notes," a notice of withdrawal is effective immediately upon receipt by the Exchange Agent of a written, telegraphic or facsimile transmission notice of withdrawal even if physical release is not yet effected. In addition, such notice must specify, in the case of Outstanding Notes tendered by delivery of such Outstanding Notes, the name of the Registered Holder (if different from that of the tendering holder) to be credited with the withdrawn Outstanding Notes. Withdrawals may not be rescinded, and any Outstanding Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Offer. However, properly withdrawn Outstanding Notes may be retendered by following one of the procedures described under "The Exchange Offer -- Procedures for Tendering Outstanding Notes" in the Prospectus at any time on or prior to the applicable Expiration Date.

     3. Signatures on this Letter of Transmittal, Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the Registered Holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the Outstanding Notes without any change whatsoever.

     If any Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any Outstanding Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.

     When this Letter of Transmittal is signed by the Registered Holder(s) specified herein and tendered hereby, no endorsements of such Outstanding Notes or separate bond powers are required. If, however, Exchange Notes are to be issued, or any untendered principal amount of Outstanding Notes are to be reissued to a person other than the Registered Holder, then endorsements of any Outstanding Notes transmitted hereby or separate bond powers are required.

     If this Letter of Transmittal is signed by a person other than the Registered Holder(s), such Outstanding Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the Registered Holder or holders appear(s) on the Outstanding Notes.

     If this Letter of Transmittal or a Notice of Guaranteed Delivery or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     Except as described in this paragraph, signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution, which is a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, a participant in a recognized medallion signature guarantee program or which is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act. Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, need not be guaranteed if the Outstanding Notes tendered pursuant hereto are tendered (i) by a Registered Holder of Outstanding Notes who has not completed either the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

     Endorsement on Outstanding Notes or signatures on bond forms required by this Instruction 3 must be guaranteed by an Eligible Institution.

     4. Special Issuance and Delivery Instructions. Tendering holders should indicate in the applicable box the name and address to which Exchange Notes and/or substitute Outstanding Notes for the principal amounts not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

     5. Tax Identification Number and Backup Withholding. Federal income tax law of the United States requires that a holder of Outstanding Notes whose Outstanding Notes are accepted for exchange, or such holder's assignee (in either case, the "Payee") provide the Company with such Payee's correct taxpayer identification number, which, in the case of a Payee who is an individual, is the Payee's social security number, or otherwise establish an exemption from backup withholding. If the Company is not provided with the Payee's correct taxpayer identification number or an adequate basis for an exemption, the Payee may be subject to a penalty imposed by the Internal Revenue Service. In addition, cash payments on the Exchange Notes acquired pursuant to the Offer may be subject to backup withholding in an amount equal to 31 percent of any such payment. Backup withholding is not an additional tax. If withholding occurs and results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     To prevent backup withholding, each Payee must provide its correct taxpayer identification number by completing the Substitute Form W-9 provided in this Letter of Transmittal, certifying that the taxpayer identification number provided is correct (or that the Payee is awaiting a taxpayer identification number) and that either (a) the Payee is exempt from backup withholding, (b) the Payee has not been notified by the Internal Revenue Service that it is subject to backup withholding as a result of failure to report all interest or dividends or (c) the Internal Revenue Service has notified the Payee that it is no longer subject to backup withholding.

     If the Payee does not have a TIN, such Payee should consult the enclosed W-9 Guidelines for instructions on applying for a TIN, check the box in Part 4 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. Note:
Checking the box in Part 4 on the form means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future. If the box in Part 4 of the Substitute Form W-9 has been checked, the Payor may withhold 31% of all cash payments made to the Payee pursuant to the Offer until a TIN is provided to the Payor.

     If the Note is held in more than one name or is not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

     Certain Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. An exempt Payee should write "Exempt" in Part 2 of the Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. For a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8BEN, "Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding." Such form may be obtained from the Internal Revenue Service.

     6. Transfer Taxes. Holders tendering pursuant to the Offer will not be obligated to pay brokerage fees or commissions or to pay transfer taxes with respect to their exchange under the Offer unless the box entitled "Special Exchange Instructions" in this Letter of Transmittal has been completed. If the box entitled "Special Exchange Instructions" has been completed, the amount of any transfer taxes (whether imposed on the holder(s) or such other person indicated on that box) payable on account of the transfer will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. The Company will pay all other charges or expenses in connection with the Offer. If holders tender Outstanding Notes for exchange and the Offer is not consummated, such Outstanding Notes will be returned to the holders at the Company's expense.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter of Transmittal.

     7. Inadequate Space. If the space provided herein is inadequate, the aggregate principal amount of the Outstanding Notes being tendered and the security numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

     8. Partial Tenders. Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000. If tenders are to be made with respect to less than the entire principal amount of any Outstanding Notes, fill in the principal amount of Outstanding Notes which are tendered in column (iv) of the "Description of Outstanding Notes." In the case of partial tenders, the Outstanding Notes in fully registered form for the remainder of the principal amount of the Outstanding Notes will be sent to the person(s) signing this Letter of Transmittal, unless otherwise indicated in the appropriate place on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Offer.

     Unless otherwise indicated in column (iv) in the box labeled "Description of Outstanding Notes," and subject to the terms and conditions of the Offer, tenders made pursuant to this Letter of Transmittal will be deemed to have been made with respect to the entire aggregate principal amount represented by the Outstanding Notes indicated in column (iii) of such box.

     9. Mutilated, Lost, Stolen or Destroyed Outstanding Notes. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     10. Validity and Acceptance of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Outstanding Notes tendered for exchange will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered and to reject any Outstanding Notes the Company's acceptance of which might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to particular Outstanding Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Outstanding Notes in the Offer). The interpretation of the terms and Conditions of the Offering Materials by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes for exchange must be cured within such period of time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Outstanding Notes for exchange but shall not incur any liability for failure to give such notification. Tenders of the Outstanding Notes will not be deemed to have been made until such irregularities have been cured or waived.

     11. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Exchange Agent at the address set forth below or from the tendering Holder's broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent.




                     By Mail:                                 By Overnight Mail or Courier:
           BT Services Tennessee, Inc.                         BT Services Tennessee, Inc.
               Reorganization Unit                          Corporate Trust & Agency Services
                 P.O. Box 292737                                   Reorganization Unit
             Nashville, TN 37229-2737                               648 Grassmere Road
                                                                   Nashville, TN 39211